UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): (May 5, 2010)

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	001-09764	11-2534306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Atlantic Street, Suite 1500

Stamford, CT 06901

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 328-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 5, 2010 (the “Effective Date”), Harman International Industries, Incorporated (the “Company”) and its wholly-owned subsidiary, Harman Holding GmbH & Co. KG, entered into a Second Amendment (the “Second Amendment”), to the Second Amended and Restated Multi-Currency, Multi-Option Credit Agreement (the “Amended Credit Agreement”) with J.P. Morgan Securities Inc., as arranger, JPMorgan Chase Bank, N.A., as administrative agent, HSBC Bank USA, National Association, Bayerische Hypo – Und Vereinsbank AG, New York Branch and Bank of Tokyo – Mitsubishi UFJ Trust Company, as syndication agents, and the other financial institutions parties thereto.

Among other changes to the Amended Credit Agreement, the Second Amendment waives the requirement to use the net cash proceeds that the Company will receive from the proposed sale of QNX Software Systems, Inc., QNX Software Systems (Wavemakers), Inc. and QNX Software Systems Co. (the “QNX Sale”) to prepay any amounts outstanding under the Amended Credit Agreement or to permanently reduce the commitments under the Amended Credit Agreement, provided that the QNX Sale is completed on or before July 31, 2010. The Second Amendment also permits the Company to use a limited amount of funds, including the net cash proceeds from the QNX Sale, for acquisitions of persons in the same line of business as the Company, provided that the Company is in compliance with the financial covenants set forth in the Amended Credit Agreement following such acquisition, and provided further that such acquisitions are completed on or after the Effective Date and prior to 180 days after receipt of the net cash proceeds from the QNX Sale.

The foregoing description is qualified in its entirety by reference to the Second Amendment which is attached hereto as Exhibit 10.1, the terms of which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibit

10.1	Second Amendment, dated as of May 5, 2010, to the Second Amended and Restated Credit Agreement, dated as of March 31, 2009, between Harman International Industries, Incorporated, Harman Holding GmbH & Co. KG, the Lenders parties thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

By:	/S/ TODD A. SUKO
Todd A. Suko
Vice President, General Counsel and Secretary

Date: May 6, 2010

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Second Amendment, dated as of May 5, 2010, to the Second Amended and Restated Credit Agreement, dated as of March 31, 2009, between Harman International Industries, Incorporated, Harman Holding GmbH & Co. KG, the Lenders parties thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.